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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 28, 2004

                         COMMISSION FILE NUMBER: 1-5989

                           ANIXTER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                          94-1658138
 (State or other jurisdiction of                           (I.R.S. Employer
  incorporation or organization)                          Identification No.)


                               2301 PATRIOT BLVD.
                            GLENVIEW, ILLINOIS 60026
                                 (224) 521-8000
          (Address and telephone number of principal executive offices)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|X| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01.   OTHER EVENTS.

         Anixter International Inc. (the "Company") today sent a notice to holders of its Liquid Yield Option Notes due 2020 (Zero Coupon--Senior)(the "LYONs") with respect to each holder's right to require the Company to purchase its LYONs on purchase dates of June 28, 2005, 2010 and 2015. In the notice, the Company irrevocably elected to pay the purchase price solely in cash. A copy of the notice is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         The following exhibit is filed herewith:

           99.1 Company Notice to Holders of Liquid Yield Option Notes due 2020 dated December 28, 2004




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         ANIXTER INTERNATIONAL INC.

December 28, 2004                        By: /s/ Dennis J. Letham
                                            -------------------------------
                                                   Dennis J.Letham
                                            Senior Vice President - Finance
                                              and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.          Description

99.1 Company Notice to Holders of Liquid Yield Option Notes due 2020 dated December 28, 2004